Exhibit 10.15

AMENDMENT NO. 1

This AMENDMENT NO. 1 (the “Agreement”) dated as of April 17, 2007 (the “Effective Date”) is among Continental Resources, Inc., an Oklahoma corporation (“Borrower”), the Lenders (as defined below), and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender (as each such terms are defined below).

RECITALS

A. The Borrower is party to that certain Sixth Amended and Restated Credit Agreement dated as of April 12, 2006, (as amended, modified or supplemented from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and Union Bank of California, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).

B. The Borrower, the Lenders, the Issuing Lender and the Administrative Agent wish to, subject to the terms and conditions of this Agreement, increase the Borrowing Base as provided herein.

THEREFORE, the Borrower, the Lenders, the Administrative Agent and the Issuing Lender hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings herein assigned. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Increase in the Borrowing Base. Subject to the terms of this Agreement, the Lenders, the Borrower, the Administrative Agent and the Issuing Lender hereby agree that as of the Effective Date, the Borrowing Base shall be $600,000,000 and such Borrowing Base shall remain in effect at that level until the Borrowing Base is redetermined or reduced in accordance with the Credit Agreement, as amended hereby.

Section 4. Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Loan Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty Agreement are in full force and effect and that each Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of the Guaranty Agreement), as such Obligations may have been amended by this Amendment. Each Guarantor hereby acknowledges that its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantors under the Guaranty Agreement in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6. Conditions to Effectiveness. This Agreement and the increase in the Borrowing Base provided herein shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender and the Lenders.

(b) The Administrative Agent shall have received all requested Security Instruments, lien releases, title opinions and other title due diligence material satisfactory to it evidencing the title to the Oil and Gas Properties that are to be considered in determining the Borrowing Base.

(c) No Default shall have occurred and be continuing as of the Effective Date.

(d) The representations and warranties in this Agreement shall be true and correct in all material respects.

(e) The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 9.03(a) of the Credit Agreement.

Section 7. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Agreement.

(d) From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Agreement.

(e) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

EXECUTED effective as of the date first above written.

BORROWER:	CONTINENTAL RESOURCES, INC.

	By:	/s/ JOHN HART
	Name:	John Hart
	Title:	CFO

ADMINISTRATIVE AGENT/ ISSUING LENDER/LENDER:	UNION BANK OF CALIFORNIA, N.A.,
as Administrative Agent, Issuing Lender and a Lender

	By:	/s/ SEAN MURPHY
	Name:	Sean Murphy
	Title:	Vice President

GUARANTY BANK, FSB

By:	/s/ CHRISTOPHER S. PARADA
Name:	Christopher S. Parada
Title:	Senior Vice President

FORTIS CAPITAL CORP.

By:	/s/ MICHELE JONES
Name:	Michele Jones
Title:	Senior Vice President

By:	/s/ DARRELL HOLLEY
Name:	Darrell Holley
Title:	Managing Director

THE ROYAL BANK OF SCOTLAND plc

By:	/s/ LUCY WALKER
Name:	Lucy Walker
Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ MARK E. THOMPSON
Name:	Mark E. Thompson
Title:	Senior Vice President

BANK OF SCOTLAND, a Scottish Banking Corporation acting through its New York Branch

By:	/s/ KAREN WEICH
Name:	Karen Weich
Title:	Vice President

NATEXIS

By:	/s/ DONAVAN C. BROUSSARD
Name:	Donavan C. Broussard
Title:	Managing Director

By:	/s/ LOUIS P. LAVILLE, III
Name:	Louis P. Laville, III
Title:	Managing Director

STERLING BANK

By:	/s/ DAVID W. PHILLIPS
Name:	David W. Phillips
Title:	Senior Vice President

CAPITAL ONE, N.A.

By:	/s/ ERIC BROUSSARD
Name:	Eric Broussard
Title:	Senior Vice President

TEXAS CAPITAL BANK, N.A.

By:	/s/ JOHN E. DAVIS
Name:	John E. Davis
Title:	Senior Vice President

For Purposes of Section 5 Only.

GUARANTOR:

BANNER PIPELINE COMPANY LLC

By:	/s/ SUE ANN HAMM
Name:	Sue Ann Hamm
Title:	Crude Oil Manager